UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K/A
                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


                                    Date of Report:

                                    October 1, 2001



                                       CECS CORP.
                 (Exact name of registrant as specified in its charter)


         Delaware                    000-17001                     52-1529536
(State of Incorporation)       (Commission File No.)               (IRS EIN)

                                     121 Vine Street
                               Seattle, Washington   98121
                        (Address of principal executive offices)


                                       206-443-6948
                    (Registrant's telephone number, including area code)


                  (Former name or former address, if changed since last report)





                                        CECS CORP.
                                        Form 8-K/A



ITEM 4.        Changes in Registrant's Certifying Accountant.

     In a letter dated September 20, 2001, Miller and Co. LLP ("Miller") advised CECS CORP. (the "Company") that Miller was terminating the client-auditor relationship with the Company and would not stand for re-election. On September 28, 2001 the company filed a Form 8-K disclosing the receipt of this letter by the Company and other matters. On September 28, 2001 the Company received a response to the Company Form 8-K filing to the effect that there were no disagreements with statements made in such filing regarding Miller.

     The purpose of this amendment is to file the response provided by Miller to the Company in the letter dated September 28, 2001.

                                   INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION OF EXHIBIT

Exhibit 16-01b Letter of Miller and Co. LLP dated September 28, 2001 addressed to Securities and Exchange Commission indicating no disagreement with Form 8-K, as filed.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K/A for the report date indicated to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CECS CORP. (Registrant)

  October 1, 2001                       /s/ Tracy M. Shier, President and CEO
 ----------------                        -------------------------------------
     (Date)





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